UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of earliest event reported) 07 December 1999
                                                        ----------------




                        Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                Delaware                                      1-4534                         23-1274455
   ----------------------------------------------     ------------------------     ---------------------------
   (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania                                         18195-1501
   ------------------------------------------------                                         ----------
       (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    ---------------

Item 5. Other Events.
---------------------


                AIR PRODUCTS AND CHEMICALS, INC. AND SUBSIDIARIES
                           RESTATED SEGMENT DISCLOSURE


Effective for the fiscal year ended 30 September 1999, the Company adopted SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information." This standard redefines the disclosure requirements for operating segments. The disclosures for fiscal years 1999, 1998, and 1997 have been restated to conform to SFAS 131 requirements. Tables summarizing the restatement of each quarter for fiscal years 1999, 1998, and 1997 are provided.

The segment disclosures reflect how the Company assesses operating performance and allocates resources. The gases segment now includes the Company's power generation and flue gas treatment business, aligning the internal management and reporting structure. These businesses were previously reported in the equipment and services segment.

The other segment now only consists of the American Ref-Fuel business and the landfill gas recovery business, which were divested during fiscal year 1997. Unallocated corporate expenses previously reported in the corporate and other segment are now allocated to the operating business segments, reflecting internal operating income performance measurement. The corporate long range research activity, previously allocated to operating segments, is managed centrally and is now the primary reconciling item between total segment operating income and consolidated operating income. The resulting net lower unallocated corporate expenses causes a decrease in segment operating income.



                                     Restatement of Fiscal Year 1999 Segment Disclosure by Quarter

(millions of dollars)               Gases           Equipment      Chemicals    Other       Total      Unallocated   Consolidated
                                                                                          Segments      Expenses (1)    Totals

Quarter 1
Revenue from external customers       753.3           119.5        401.8         0.0        1274.6                     1274.6
Operating income                      121.5 (A)        22.8 (A)     50.8 (A)     0.0         195.1        (6.1) (A)     189.0
Operating income (ex special          137.8            24.7         52.4         0.0         214.9        (5.6)         209.3
items)
Equity Affiliates' income               6.7             0.5          2.1         0.5           9.8                        9.8

(A) Includes a charge to operating income for the global cost reduction program of $16.3 million(gases), $1.9 million
    (equipment), $1.6 million(chemicals), and $.5 million(corporate).


Quarter 2
Revenue from external customers       735.2           101.3        416.9         0.0        1253.4                     1253.4

Operating income                      137.2             6.9         43.4 (B)     0.2         187.7        (5.0)         182.7

Operating income (ex special          137.2             6.9         53.7         0.2         198.0        (5.0)         193.0
items)

Equity Affiliates' income              10.5             0.2          3.4         0.0          14.1                       14.1

(B) Includes a charge of $10.3 million for a chemicals facility closure

 .
Quarter 3
Revenue from external customers       737.5            84.5        415.8         0.0        1237.8                     1237.8

Operating income                      127.4 (C)         0.4 (C)     47.4 (C)     0.0         175.2        (7.5)         167.7

Operating income (ex special          138.1             1.2         49.8         0.0         189.1        (7.5)         181.6
items)

Equity Affiliates' income              11.3             0.4          3.4         0.1          15.2                       15.2

(C) Includes  a charge to operating income for the global cost reduction program of $10.7 million(gases), $.8 million(equipment), and $2.4 million (chemicals)


Quarter 4
Revenue from external customers       770.4            61.0        422.9         0.0        1254.3                     1254.3

Operating income                      135.8             4.6         52.1         0.3         192.8        (7.5)          85.3

Equity Affiliates' income              18.3             0.5          3.5         0.1          22.4                       22.4


TOTAL YEAR
Revenue from external customers      2996.4           366.3       1657.4        0.0         5020.1          0.0        5020.1

Operating income                      521.9            34.7        193.7        0.5          750.8        (26.1)        724.7

Operating income (ex special items)   548.9            37.4        208.0        0.5          794.8        (25.6)        769.2

Equity Affiliates' income              46.8             1.6         12.4        0.7           61.5          0.0          61.5





(1) Unallocated expenses are primarily corporate research and development.


                                     Restatement of Fiscal Year 1998 Segment Disclosure by Quarter

(millions of dollars)               Gases           Equipment      Chemicals    Other       Total      Unallocated   Consolidated
                                                                                          Segments      Expenses (1)    Totals

Quarter 1
Revenue from external customers       737.7           116.3        380.8         0.0        1234.8                     1234.8

Operating income                      142.6             9.6         66.9         0.5         219.6        (6.6)         213.0

Equity Affiliates' income               4.5             0.2          0.1         1.0           5.8                        5.8



Quarter 2
Revenue from external customers       726.2           103.9        378.5         0.0        1208.6                     1208.6

Operating income                      141.0            14.5         54.8         0.0         210.3        (3.9)         206.4

Equity Affiliates' income               6.3             0.6          0.3         0.7           7.9                        7.9



Quarter 3
Revenue from external customers       735.2            96.5        393.6         0.0        1225.3                     1225.3

Operating income                      134.4            18.9         64.5         0.0         217.8        (6.3)         211.5

Equity Affiliates' income               9.5             0.6          0.0         0.8          10.9                       10.9



Quarter 4
Revenue from external customers       751.0           113.0        386.3         0.0        1250.3                     1250.3

Operating income                      147.0            16.2         61.0         0.2         224.4        (9.6)         214.8

Equity Affiliates' income              13.0             0.5          0.2        (0.3)         13.4                       13.4


TOTAL YEAR
Revenue from external customers      2950.1           429.7       1539.2         0.0        4919.0                     4919.0

Operating income                      565.0            59.2        247.2         0.7         872.1        (26.4)        845.7

Equity Affiliates' income              33.3             1.9          0.6         2.2          38.0                       38.0


(1) Unallocated expenses are primarily corporate research and development.



                                    Restatement of Fiscal Year 1997 Segment Disclosure by Quarter

(millions of dollars)               Gases           Equipment      Chemicals    Other       Total      Unallocated   Consolidated
                                                                                          Segments      Expenses (1)    Totals

Quarter 1
Revenue from external customers       624.3           149.2        346.2        1.2         1120.9                     1120.9

Operating income                      113.4             3.7         42.9 (A)    8.8 (B)      168.8         0.4          169.2

Operating income (ex special          113.4             3.7         52.2       (0.7)         168.6         0.4          169.0
items)

Equity Affiliates' income              15.6             0.0          0.1        3.0           18.7                       18.7

(A) Includes an impairment loss of $9.3 million related to the release agent business.

(B) Includes a gain of $9.5 million on the sale of the landfill gas business.

Quarter 2
Revenue from external customers       683.2           111.4        358.5        0.0         1153.1                     1153.1

Operating income                      130.5 (C)         7.5         54.0        0.6          192.6         (8.6)        184.0

Operating income (ex special          123.2             7.5         54.0        0.6          185.3         (8.6)        176.7
items)

Equity Affiliates' income              12.1            (0.1)         0.1        1.4 (D)       13.5                       13.5

Equity Affiliates' (ex special         12.1            (0.1)         0.1        6.2           18.3                       18.3
items)

(C) Includes a gain of $7.3 million from the sale of shares in a cost based investment.

(D) Includes $4.8 million loss from debt refinancing of an equity affiliate.

Quarter 3
Revenue from external customers       694.5            89.6        366.2        0.0         1150.3                     1150.3

Operating income                      134.5             6.9         58.2        0.0          199.6         (6.6)        193.0

Equity Affiliates' income               6.5             0.4          0.2       10.3           17.4                       17.4

Quarter 4
Revenue from external customers       717.4           118.9        377.2        0.0         1213.5                     1213.5

Operating income                      121.7            11.9         43.2        0.3          177.1          2.8         179.9

Equity Affiliates' income               7.6             0.5          0.0        8.6           16.7                       16.7


TOTAL YEAR
Revenue from external customers      2719.4           469.1       1448.1        1.2         4637.8                     4637.8

Operating income                      500.1            30.0        198.3        9.7          738.1       (12.0)         726.1

Operating income (ex special items)   492.8            30.0        207.6        0.2          730.6       (12.0)         718.6

Equity Affiliates' income              41.8             0.8          0.4       23.3           66.3                       66.3

Equity Affiliates' (ex special items)  41.8             0.8          0.4       28.1           71.1                       71.1


(1) Unallocated expenses are primarily corporate research and development.



                   Reconciliation of Segment Profit and Loss to Consolidated Income before Income Taxes


                                           Quarter 1       Quarter 2        Quarter 3         Quarter 4        FY

FY 1999
Segment operating income                      195.1           187.7           175.2             192.8        750.8

Corporate R&D and other                         6.1             5.0             7.5               7.5         26.1

Consolidated operating income                 189.0           182.7           167.7             185.3        724.7

Segment equity affiliates' income               9.8            14.1            15.2              22.4         61.5

Gain on Wacker formation                       31.2            -0.1             0.0               3.8         34.9

Income related to BOC acquisition               0.0             0.0             0.0               7.0          7.0

Interest expense                               40.4            40.4            39.4              38.9        159.1

Consolidated income before taxes              189.6           156.3           143.5             179.6        669.0

FY 1998
Segment operating income                      219.6           210.3           217.8             224.4        872.1

Corporate R&D and other                         6.6             3.9             6.3               9.6         26.4

Consolidated operating income                 213.0           206.4           211.5             214.8        845.7

Segment equity affiliates' income               5.8             7.9            10.9              13.4         38.0

Gain on sale of American Ref-Fuel              62.6             0.0             0.0               0.0         62.6

Gains on power contract settlements            12.6             0.0            28.3               0.0         40.9

Interest expense                               40.2            39.0            41.9              41.7        162.8

Consolidated income before taxes              253.8           175.3           208.8             186.5        824.4

FY 1997
Segment operating income                      168.8           192.6           199.6             177.1        738.1

Corporate R&D and other                        -0.4             8.6             6.6              -2.8         12.0

Consolidated operating income                 169.2           184.0           193.0             179.9        726.1

Segment equity affiliates' income              18.7            13.5            17.4              16.7         66.3

Interest expense                               39.8            42.6            39.4              39.5        161.3

Consolidated income before taxes              148.1           154.9           171.0             157.1        631.1


Business Segment and Geographic Information

Effective in 1999, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 131, "Disclosures about Segments of an Enterprise and Related Information." This Statement defines the disclosure requirements for operating segments. Operating segments are defined as components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Statement also establishes standards for related disclosure requirements about products and services, geographic areas, and major customers. Prior year amounts have been restated to conform with the current year presentation.

The Company's segments are organized based on differences in products. The Company has three operating segments consisting of gases, chemicals, and equipment. The Company's divested environmental and energy systems (American Ref-Fuel and landfill gas) businesses are included in other.

The Company's gases segment includes its industrial gases, power generation, and flue gas treatment businesses. The Company is a leading international supplier of industrial and specialty gas products. Principal products of the industrial gases business are oxygen, nitrogen, argon, hydrogen, carbon monoxide, synthesis gas, and helium. The largest market segments are chemical processing, refining, metal production, electronics, food processing, and medical gases. The Company has its strongest industrial gas market positions in the United States and Europe.

The gases segment also includes the Company's power generation and flue gas treatment businesses. The Company constructed, operates, and has a 50% interest in power generation facilities in California, Pennsylvania, Florida, Rotterdam, and Thailand.

The chemical businesses consist of polymer chemicals, performance chemicals, and chemical intermediates. Polymer chemicals include polymer emulsions, redispersible powders, and polyvinyl alcohol. Principal products of performance chemicals are specialty additives, polyurethane additives, and epoxy additives. Principal chemical intermediates are amines and polyurethane intermediates. The Company also produces certain industrial chemicals. The end markets for the Company's chemical products are extensive, including adhesive, textile, paper, building products, agriculture, and furniture. Principal geographic markets for the Company's chemical products are North America, Europe, Asia, Brazil, and Mexico.

The equipment segment designs and manufactures cryogenic and gas processing equipment for air separation, gas processing, natural gas liquefaction, and hydrogen purification. The segment also designs and builds systems for recovering gases using membrane technology. Equipment is sold worldwide to companies involved in chemical and petrochemical manufacturing, oil and gas recovery and processing, power generation, and steel and primary metal production. Equipment is also manufactured for the Company's industrial gas business. Another important market, particularly for air separation equipment, is the Company's international industrial gas joint ventures.

The accounting policies of the segments are the same as those used for consolidated reporting. The Company allocates resources to segments and evaluates the performance of segments based upon reported segment operating income. Operating income of the business segments includes general corporate expenses. Corporate expenses not allocated to the segments (primarily long-term research and development and interest expense) are included in the reconciliation of the reportable segments' operating income to the Company's consolidated income before income taxes. Intersegment sales are not material and are recorded at selling prices that approximate market prices. Equipment manufactured for the Company's industrial gas business is generally transferred at cost and not reflected as an intersegment sale. Corporate assets are primarily cash, corporate facilities, fair value of currency options related to the BOC transaction, deferred financial expense, and other nonallocated assets. Long-lived assets include investment in net assets of and advances to equity affiliates, net plant and equipment and goodwill.



Business segment information is shown below:
                                                                                              All        Segment      Consolidated
(millions of dollars)                             Gases      Chemicals       Equipment       Other        Totals          Totals
----------------------------------------------------------------------------------------------------------------------------------
1999
----------------------------------------------------------------------------------------------------------------------------------
Revenues from external customers               $2,996.4       $1,657.4        $366.3           $--      $5,020.1       $5,020.1
----------------------------------------------------------------------------------------------------------------------------------
Operating income                                  521.9          193.7          34.7            .5         750.8          724.7
----------------------------------------------------------------------------------------------------------------------------------
Operating income - excluding special items        548.9          208.0          37.4            .5         794.8          769.2
----------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                     405.4          125.2           9.4            --         540.0          540.0
----------------------------------------------------------------------------------------------------------------------------------
Equity affiliates' income                          46.8           12.4           1.6            .7          61.5           61.5
----------------------------------------------------------------------------------------------------------------------------------
Net gain on formation of polymer venture             --           34.9            --            --          34.9           34.9
----------------------------------------------------------------------------------------------------------------------------------
Segment assets:
----------------------------------------------------------------------------------------------------------------------------------
 Identifiable assets                            5,436.1        1,626.2         265.0            --       7,327.3        7,714.1
----------------------------------------------------------------------------------------------------------------------------------
 Investment in and advances to equity affiliates  458.6           61.3            .8            --         520.7          521.4
----------------------------------------------------------------------------------------------------------------------------------
Total segment assets                            5,894.7        1,687.5         265.8            --       7,848.0        8,235.5
----------------------------------------------------------------------------------------------------------------------------------
Expenditures for long-lived assets                913.8          158.8          14.6            --       1,087.2        1,114.6
----------------------------------------------------------------------------------------------------------------------------------

1998
----------------------------------------------------------------------------------------------------------------------------------
Revenues from external customers               $2,950.1       $1,539.2        $429.7            $--     $4,919.0       $4,919.0
----------------------------------------------------------------------------------------------------------------------------------
Operating income                                  565.0          247.2          59.2            .7         872.1          845.7
----------------------------------------------------------------------------------------------------------------------------------
Operating income - excluding special items        565.0          247.2          59.2            .7         872.1          845.7
----------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                     382.4          107.7           7.8            --         497.9          499.3
----------------------------------------------------------------------------------------------------------------------------------
Equity affiliates' income                          33.3             .6           1.9           2.2          38.0           38.0
----------------------------------------------------------------------------------------------------------------------------------
Gain on American Ref-Fuel sale and contract
  settlements                                      12.6            --             --          90.9          103.5          103.5
----------------------------------------------------------------------------------------------------------------------------------
Segment assets:
----------------------------------------------------------------------------------------------------------------------------------
  Identifiable assets                           5,108.1        1,527.3         279.3            --       6,914.7        7,127.6
----------------------------------------------------------------------------------------------------------------------------------
  Investment in and advances to equity affiliates 354.0            2.4            .2            --         356.6          362.0
----------------------------------------------------------------------------------------------------------------------------------
Total segment assets                            5,462.1        1,529.7         279.5            --       7,271.3        7,489.6
----------------------------------------------------------------------------------------------------------------------------------
Expenditures for long-lived assets                639.3          329.3          16.5            --         985.1        1,000.7

1997
----------------------------------------------------------------------------------------------------------------------------------
Revenues from external customers               $2,719.4       $1,448.1        $469.1          $1.2      $4,637.8       $4,637.8
----------------------------------------------------------------------------------------------------------------------------------
Operating income                                  500.1          198.3          30.0           9.7         738.1          726.1
----------------------------------------------------------------------------------------------------------------------------------
Operating income - excluding special items        492.8          207.6          30.0            .2         730.6          718.6
----------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                     353.2          104.5           7.4            --         465.1          467.3
----------------------------------------------------------------------------------------------------------------------------------
Equity affiliates' income                          41.8             .4            .8          23.3          66.3           66.3
----------------------------------------------------------------------------------------------------------------------------------
Segment assets:
----------------------------------------------------------------------------------------------------------------------------------
  Identifiable assets                           4,833.0        1,267.7         330.3            .8       6,431.8        6,688.4
----------------------------------------------------------------------------------------------------------------------------------
  Investment in and advances to equity affiliates 339.7            2.4            --         212.7         554.8          555.7
----------------------------------------------------------------------------------------------------------------------------------
Total segment assets                            5,172.7        1,270.1         330.3         213.5       6,986.6        7,244.1
----------------------------------------------------------------------------------------------------------------------------------
Expenditures for long-lived assets              1,024.0          165.6           1.7            --       1,191.3        1,221.6
----------------------------------------------------------------------------------------------------------------------------------


A reconciliation of the totals reported for the operating segments to the applicable line items on the consolidated financial statements is as follows:



(millions of dollars)                                                                          1999          1998           1997
----------------------------------------------------------------------------------------------------------------------------------
Operating Income to Consolidated Income Before Income Taxes and Minority Interest
----------------------------------------------------------------------------------------------------------------------------------
Total segment operating income                                                              $ 750.8       $ 872.1        $ 738.1
----------------------------------------------------------------------------------------------------------------------------------
  Corporate research and development                                                          (29.4)        (25.8)         (22.3)
----------------------------------------------------------------------------------------------------------------------------------
  Other corporate income (expense)                                                              3.3           (.6)          10.3
----------------------------------------------------------------------------------------------------------------------------------
Consolidated operating income                                                                 724.7         845.7          726.1
  Equity affiliates' income                                                                    61.5          38.0           66.3
----------------------------------------------------------------------------------------------------------------------------------
  Gain on American Ref-Fuel sale and contract settlements                                        --         103.5             --
----------------------------------------------------------------------------------------------------------------------------------
  Gain on formation of polymer venture                                                         34.9            --             --
----------------------------------------------------------------------------------------------------------------------------------
  Gain on currency options related to BOC transaction, net of preacquisition expenses           7.0            --             --
----------------------------------------------------------------------------------------------------------------------------------
  Interest expense                                                                           (159.1)       (162.8)        (161.3)
----------------------------------------------------------------------------------------------------------------------------------
Consolidated income before income taxes and minority interest                               $ 669.0       $ 824.4        $ 631.1


Segment Assets to Total Assets
----------------------------------------------------------------------------------------------------------------------------------
Total segment assets                                                                       $7,848.0      $7,271.3       $6,986.6
----------------------------------------------------------------------------------------------------------------------------------
Corporate assets                                                                              387.5         218.3          257.5
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                               $8,235.5      $7,489.6       $7,244.1



Geographic information is presented below:

(millions of dollars)                                  1999          1998           1997
---------------------------------------------------------------------------------------------
Revenues from External Customers
---------------------------------------------------------------------------------------------
United States                                      $3,226.9      $3,381.5       $3,269.7
---------------------------------------------------------------------------------------------

United Kingdom                                        620.4         583.6          547.7
---------------------------------------------------------------------------------------------
Spain                                                 319.0         322.0          241.8
---------------------------------------------------------------------------------------------
Other Europe                                          564.3         387.7          388.8
---------------------------------------------------------------------------------------------
Total Europe                                        1,503.7       1,293.3        1,178.3

Canada/Latin America                                  202.4         216.6          171.7
---------------------------------------------------------------------------------------------
Asia                                                   86.8          27.3           17.7
---------------------------------------------------------------------------------------------
All Other                                                .3            .3             .4
---------------------------------------------------------------------------------------------
Total                                              $5,020.1      $4,919.0       $4,637.8

Long-lived Assets
---------------------------------------------------------------------------------------------
United States                                      $3,482.1      $3,160.2       $3,188.2
---------------------------------------------------------------------------------------------

United Kingdom                                        513.1         466.4          376.4
---------------------------------------------------------------------------------------------
Spain                                                 412.2         455.9          439.6
---------------------------------------------------------------------------------------------
Other Europe                                          873.4         796.2          692.8
---------------------------------------------------------------------------------------------
Total Europe                                        1,798.7       1,718.5        1,508.8

Canada/Latin America                                  327.0         342.4          308.5
---------------------------------------------------------------------------------------------
Asia                                                  442.6         243.3          231.5
---------------------------------------------------------------------------------------------
All Other                                              14.3           8.6            8.4
---------------------------------------------------------------------------------------------
Total                                              $6,064.7      $5,473.0       $5,245.4


Note: Geographic information is based on country of origin. Included in United States revenues are export sales to unconsolidated customers of $528.4 million in 1999, $649.6 million in 1998, and $570.7 million in 1997. The other Europe segment operates principally in France, Germany, Netherlands, and Belgium.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Air Products and Chemicals, Inc.
                                     ------------------------------------
                                        (Registrant)


Dated: 07 December 1999              By: /s/ Leo J. Daley
                                        ---------------------------------
                                         Leo J. Daley
                                         Vice President - Finance
                                         (Chief Financial Officer)